UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2006

AMERICAN BANCORP OF NEW JERSEY, INC. (Exact name of Registrant as specified in its Charter)

New Jersey State or other jurisdiction of incorporation)	0-51500 (Commission File No.)	55-0897507 (IRS Employer Identification Number)

365 Broad Street, Bloomfield, New Jersey 07003 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (973) 748-3600

N/A (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operation and Financial Condition

            On January 26, 2006, the Registrant issued a press release announcing its first quarter 2006 earnings. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01   Financial Statements and Exhibits
(c) Exhibits.
Exhibit No.	Description
99.1	Press release dated January 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN BANCORP OF NEW JERSEY, INC.
Date: January 31, 2006	By:	/s/ Eric B. Heyer
Eric B. Heyer (Duly Authorized Officer) Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated January 26, 2006